EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Edward Hohman, Chief Executive Officer of American Post Tension, Inc. (the Company), DO HEREBY CERTIFY, that:

1.     The Quarterly Report on Form 10-Q/A for the period ended June 30, 2009 (the Report), fully complies with the requirements of Section

13(a) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 5th of October, 2009.

                                    /s/ Edward Hohman
                                   By .........................
                                    Edward Hohman
                                    Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to American Post Tension, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.